UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 1, 2010

CRACKER BARREL OLD COUNTRY STORE, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2010 Cracker Barrel Old Country Store, Inc. (the “Company”) Annual Meeting of shareholders held on December 1, 2010 (the “2010 Annual Meeting”), the Company’s shareholders approved the Cracker Barrel Old Country Store, Inc. 2010 Omnibus Incentive Compensation Plan (the “2010 Plan”). The terms and conditions of the 2010 Plan and awards contemplated thereunder are described in the Company’s Proxy Statement dated October 18, 2010, which description is incorporated by reference herein. This summary is qualified in its entirety by reference to the 2010 Plan, filed as Exhibit 10.1 attached hereto and incorporated by reference herein. The Form of Performance-Based Stock Unit Award to be used under the 2010 Plan is filed as Exhibit 10.2 attached hereto and incorporated by reference herein.

Reference is made to Item 5.02 of the Company's Current Report on Form 8-K filed with the Commission on September 24, 2010 (the "September 22, 2010 8-K"), which is incorporated herein by this reference.  Because the 2010 Plan was approved by the Company’s shareholders at the 2010 Annual Meeting: (1) the stock option awards made to the Company’s named executive officers on September 22, 2010 and described in the September 22, 2010 8-K were defeased; and (2) the performance-based stock units awarded to the Company’s named executive officers as reported in the September 22, 2010 8-K were confirmed, resulting in receipt by the named executive officers of performance-based stock units for the following target number of shares:

Named Executive Officer	Target Number of Shares
Michael A. Woodhouse	29,100
Sandra B. Cochran	12,235
Douglas Barber	7,133
N.B. Forrest Shoaf	5,986
Terry Maxwell	3,049

Item 5.07.         Submission of Matters to a Vote of Security Holders.

The matters voted upon at the 2010 Annual Meeting and the results of the voting on each matter are set forth below:

1.	Election of directors:

	For	Withhold	Broker Non-Votes
Robert V. Dale	16,322,569	335,714	3,872,048
Richard J. Dobkin	16,457,882	200,401	3,872,048
Robert C. Hilton	16,416,892	241,391	3,872,048
Charles E. Jones, Jr.	12,483,252	4,175,031	3,872,048
B. F. “Jack” Lowery	12,994,607	3,663,676	3,872,048
Martha M. Mitchell	16,419,453	238,830	3,872,048
Andrea M. Weiss	16,447,847	210,436	3,872,048
Jimmie D. White	16,430,008	228,275	3,872,048
Michael A. Woodhouse	16,286,513	371,770	3,872,048

		For	Against	Abstentions
2.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011:	20,267,278	203,821	59,231
		For	Against	Abstentions	Broker Non-Votes
3.	Proposal to approve the Cracker Barrel Old Country Store, Inc. 2010 Omnibus Incentive Compensation Plan:	13,926,555	2,643,454	88,274	3,872,048

Item 7.01.  Regulation FD Disclosure.

On December 2, 2010, the Company issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K and that is incorporated by reference into this Item announcing that the Company’s Board of Directors had declared a quarterly dividend of $0.22 per share payable on February 7, 2011 to shareholders of record on January 21, 2011.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2010	CRACKER BARREL OLD COUNTRY
STORE, INC.

	By:	/s/ N.B. Forrest Shoaf
	Name:	N.B. Forrest Shoaf
	Title:	Senior Vice President, Secretary, Chief Legal Officer and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Cracker Barrel Old Country Store, Inc. 2010 Omnibus Incentive Compensation Plan

10.2	Form of Performance-Based Stock Unit Award

99.1	Press Release issued by Cracker Barrel Old Country Store, Inc. dated December 2, 2010 (furnished only)